EXHIBIT 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACTS:

MEDIA:

Jim Sabourin

Vice President, Corporate Communications

423.294.6300

Toll free: 866-750-8686 (UNUM)

INVESTORS:

Thomas A. H. White,

Senior Vice President, Investor Relations

423.294.8996

UnumProvident Statement on Broker

Compensation Issues

CHATTANOOGA, TN (Oct. 19, 2004) – UnumProvident Corporation (NYSE: UNM) today issued the following statement on broker compensation issues:

“One of the keys to success in our business is building a trusted relationship among customers, brokers, and insurance companies, and this past week that trust was questioned,” said Thomas R. Watjen, president and chief executive officer of UnumProvident. “We and many others are strong advocates of complete and timely disclosure of the compensation paid to the broker of a customer. With this information, customers can determine whether and how compensation arrangements affect their buying decision. “In addition to promoting full disclosure, we will further review our compensation policies and procedures to be sure that we appropriately compensate our brokers but do not create any actual or perceived conflict between the broker and the customer,” Watjen added. “As this review is underway, UnumProvident will not enter into any new compensation agreements until this review is completed. The Company is committed to working with the Attorney General of New York, the insurance industry, company officials and other regulators to maintain the trust of customers and the market.”

As noted in the Company’s previous public filings, and in response to inquiries, the Company indicated that the Office of the Attorney General of the State of New York has issued a subpoena to the Company, requesting documents and information relating to compensation agreements between insurance brokers and the Company and its subsidiaries. The Company has received subpoenas for additional information, including information regarding its quoting process. The Company continues to cooperate in this inquiry and is providing the information requested.

UnumProvident (UNM) is the largest provider of group and individual disability income protection insurance in North America. Through its subsidiaries, UnumProvident insures more than 25 million people and paid $5.7 billion in total benefits to customers in 2003. With primary offices in Chattanooga, Tenn., and Portland, Maine, the Company employs more than 12,000 people worldwide.

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UNUMPROVIDENT

CORPORATION

1 FOUNTAIN SQUARE, CHATTANOOGA, TN 37402

www.unumprovident.com

Safe Harbor Statement

A “safe harbor” is provided for “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Statements in this press release, which are not historical facts, are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include such general matters as general economic or business conditions; events or consequences relating to terrorism and acts of war; competitive factors, including pricing pressures; legislative, regulatory, or tax changes; and the interest rate environment. More specifically, they include fluctuations in insurance reserve liabilities, projected new sales and renewals, persistency rates, incidence and recovery rates, pricing and underwriting projections and experience, retained risks in reinsurance operations, availability and cost of reinsurance, level and results of litigation, rating agency actions, regulatory actions, negative media attention, the level of pension benefit costs and funding, investment results, including credit deterioration of investments, and effectiveness of product and customer support. For further information of risks and uncertainties that could affect actual results, see the sections entitled “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Form 10-K for the fiscal year ended December 31, 2003, and subsequently filed Form 10-Qs. The forward-looking statements are being made as of the date of this press release and the Company expressly disclaims any obligation to update any forward-looking statement contained herein.

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